UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

Form 8-K

Current Report

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): July 31, 2020

mPHASE TECHNOLOGIES, INC.

(Exact name of registrant as specified in its charter)

New Jersey	000-30202	22-2287503
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9841 Washingtonian Boulevard, #390

Gaithersburg, MD 20878

(Address of principal executive offices) (zip code)

(301) 329-2700

(Registrant’s telephone number, including area code)

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[ ]	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ]	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ]	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ]	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act: None.

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company [  ]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [  ]

Item 1.01. Entry into a Material Definitive Agreement.

On July 31, 2020, mPhase Technologies, Inc. (the “Company”) entered into a securities purchase agreement (the “Securities Purchase Agreement”) with an accredited investor pursuant to which the Company issued and sold a convertible promissory note in the principal amount of $68,000 (the “Note”). The closing of the transaction contemplated by the Securities Purchase Agreement occurred on August 6, 2020, the date the Company received net proceeds in the amount of $65,000 as a result of $3,000 being paid to reimburse the accredited investor for legal fees incurred with respect to the Securities Purchase Agreement and the Note.

The Note matures on July 31, 2021, bears interest at a rate of 8% per annum (increasing to 22% per annum upon the occurrence of an Event of Default (as defined in the Note)) and is convertible into shares of the Company’s common stock, par value $0.01 per share, at a conversion price as specified in the Note, subject to adjustment. The Note may be prepaid by the Company at any time prior to the 180th day after the issuance date of the Note with certain prepayment penalties as set forth therein.

The foregoing description of the Securities Purchase Agreement and the Note does not purport to be complete and is qualified in its entirety by reference to the full text of the form of those documents, which are attached as Exhibits 10.1 and 10.2, respectively, to this Current Report on Form 8-K, and are hereby incorporated herein by reference.

Item 2.03. Creation of a Direct Financial Obligation or an Obligation under an Off-Balance Sheet Arrangement of a Registrant.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 2.03 by reference.

Item 3.02 Unregistered Sales of Equity Securities.

Reference is made to the disclosure under Item 1.01 above which is hereby incorporated in this Item 3.02 by reference.

The Note has not been registered under the Securities Act of 1933, as amended (the “Securities Act”), or the securities laws of any state, and was offered and issued in reliance on the exemption from the registration requirements under the Securities Act afforded by Section 4(a)(2) thereof.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On August 4, 2020, the Company filed a Certificate of Amendment (the “Amendment”) to its Amended and Restated Certificate of Incorporation, as amended, to increase its authorized common stock from 250,000,000 shares to 500,000,000 shares.

A copy of the Amendment, as filed with the State of New Jersey, is attached hereto as Exhibit 3.1 and is incorporated herein by reference.

Item 9.01 Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No.	Description

3.1	Certificate of Amendment of the Amended and Restated Certificate of Incorporation of mPhase Technologies, Inc.

10.1	Form of Securities Purchase Agreement

10.2	Form of Note

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

mPhase Technologies, Inc.

Dated: August 6, 2020	/s/ Anshu Bhatnagar
Anshu Bhatnagar
Chief Executive Officer

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